UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2016

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Hormel Place

Austin, MN  55912

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (507) 437-5611

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to a resolution approved by the Board of Directors of the Company on September 26, 2016, the Board of Directors approved an amendment to Bylaw 7 and the addition of Bylaw 8 of the Bylaws of Hormel Foods Corporation.

Bylaw 7 is amended and Bylaw 8 is added to implement a majority vote standard in uncontested elections of directors, while retaining a plurality vote standard in contested director elections.

Section 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)                     Exhibit furnished pursuant to Item 5.03

3(ii)     Amended and restated Bylaws of Hormel Foods Corporation, effective September 26, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION
(Registrant)

Dated:	September 28, 2016	By	/s/ JODY H. FERAGEN
JODY H. FERAGEN
Executive Vice President
Chief Financial Officer

Dated:	September 28, 2016	By	/s/ JAMES N. SHEEHAN
JAMES N. SHEEHAN
Vice President
and Chief Accounting Officer